OTHER LONG TERM ASSETS	6 Months Ended
Jun. 30, 2017
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS
OTHER LONG TERM ASSETS

(in thousands of $)	Other long term asset	Prepaid charter hire expenses	Deferred tax asset	Total
Balance at December 31, 2016	2,000	5,184	343	7,527
Repayments	(250)	—	—	(250)
Transfer to current assets	(250)	—	—	(250)
Additions credited to income	—	1,836	(57)	1,779
Balance at June 30, 2017	1,500	7,020	286	8,806

The other long term asset is a seller's credit receivable that is due on December 31, 2019. The amount owed bears interest of 1%. During the six months ended June 30, 2017, the Company recognized interest income of $10.7 thousand.

In the third quarter of 2015, eight vessels were sold and leased back from Ship Finance International Limited ("Ship Finance") for a period of ten years. The daily time charter rate is $17,600 during the first seven years and $14,900 in the remaining three years, of which $7,000 is for operating expenses (including dry docking costs). We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day. Since the daily time charter rate is not constant over the extended lease term, we have straight lined the total expense over the term, and an amount of $1.8 million was credited to charter hire expenses for the six months ended June 30, 2017 (six months ended June 30, 2016: $3.3 million) with the corresponding asset presented as part of other long term asset. We will begin to amortize this asset when the daily charter hire rate reduces in the third quarter of 2022.